UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2006

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On November 24, 2006, our indirect subsidiaries, AREP O&G Holdings LLC and AREH Oil & Gas Corp., entered into an Interest Transfer Agreement, or the Transfer Agreement, with Highcrest Investors Corp. and Meadow Star Partner LLC, or MS Partner. Pursuant to the Agreement, Highcrest, which held a 99% interest in Meadow Star LLC, transferred a 95% interest in Meadow Star to AREH Oil & Gas and a 4% interest in Meadow Star to AREP O&G Holdings. MS Partner transferred its 1% interest in Meadow Star to AREP O&G Holdings.

Meadow Star is a general partner and a limited partner of Rome Acquisition Limited Partnership, or the Partnership. Pursuant to the Agreement of Limited Partnership effective November 15, 2006, among WH Rome Partners LLC and Meadow Star, or the Partnership Agreement, each of WH Rome and Meadow Star agreed to make an initial capital contribution of $600 million to the Partnership for the purpose of funding a proposed acquisition of Reckson Associates Realty Corp.

Pursuant to the Transfer Agreement, AREP O&G Holdings and AREH Oil & Gas assumed all of the rights, title and interest in and to Meadow Star, including those which arise under the operating agreement of Meadow Star, as if each of AREP O&G Holdings and AREH Oil & Gas were an original party thereto. Furthermore, pursuant to the Transfer Agreement, if AREP O&G Holdings and AREH Oil & Gas do not cause Meadow Star to comply with its obligation to make its initial capital contribution to the Partnership, Highcrest and MS Partner will remain liable for complying with such obligations as set forth in Section 3.1 of the Partnership Agreement. On November 27, 2006, Meadow Star complied with its obligation to make its initial capital contribution to the Partnership.

Each of Highcrest and MS Partner is indirectly owned by Carl C. Icahn. Mr. Icahn indirectly owns 100% of American Property Investors, Inc., our general partner, and affiliates of Mr. Icahn hold approximately 86.5% of our outstanding preferred units and 90% of our outstanding depositary units.

This summary of the Transfer Agreement and Partnership Agreement is qualified in its entirety by reference to the full text of the agreements filed herewith as exhibits.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Interest Transfer Agreement, dated as of November 24, 2006, among Highcrest Investors Corp., Meadow Star Partner LLC, AREP O&G Holdings LLC and AREH Oil & Gas Corp.

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Exhibit 10.2 - Agreement of Limited Partnership of Rome Acquisition Limited Partnership, effective as of November 15, 2006, among WH Rome Partners LLC and Meadow Star LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

By:	American Property Investors, Inc.,
its General Partner

By:	/s/ Hillel Moerman
Hillel Moerman
Chief Financial Officer
American Property Investors, Inc.,
the General Partner of American Real Estate Partners, L.P.

Date: November 30, 2006

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